GUINNESS ATKINSON™ FUNDS

SUPPLEMENT DATED JULY 26, 2013
to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated May 1, 2013

Notice to Existing and Prospective Shareholders of the Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”):

The table under the section titled “Performance” on page 3 of the Summary Prospectus and page 15 of the Prospectus is replaced with the following:

Average Annual Total Returns as of 12/31/12	One Year	Five Years	Ten Years
China & Hong Kong Fund:
Return Before Taxes	14.42%	-3.43%	14.36%
Return After Taxes on Distributions(1)	14.14%	-4.06%	13.82%
Return After Taxes on Distributions and Sale of Fund Shares(1)	9.88%	-2.99%	12.87%
Hang Seng Composite Index	26.34%	-1.53%	14.32%
Hang Seng Index	27.64%	-0.71%	13.15%
S&P 500 Index	15.99%	1.66%	7.09%

Please file this Supplement with your records.

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